UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   October 19, 2005

Navteq Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21323	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 Merchandise Mart, Suite 900

Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition.

On October 19, 2005, NAVTEQ Corporation issued a press release to announce its financial results for the quarter ended September 25, 2005.  A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, unless expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

 (c)          Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by NAVTEQ Corporation on October 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: October 19, 2005	By:	/s/ Lawrence M. Kaplan
Lawrence M. Kaplan
Senior Vice President, General Counsel and Corporate Secretary

Index of Exhibits

Exhibit No.	Description

99.1	Press Release issued by NAVTEQ Corporation on October 19, 2005.